UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K


                                 CURRENT REPORT




          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



            Date of Report (Date of earliest event reported): January 29, 1998



                                 U S WEST, Inc.
             (Exact name of registrant as specified in its charter)


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       A Delaware Corporation                Commission File Number             IRS Employer Identification No.
      (State of incorporation)                       1-8611                               84-0926774
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                             7800 East Orchard Road
                            Englewood, Colorado 80111
                    (Address of principal executive offices)


                                  (303) 793-6500
               (Registrant's telephone number, including area code)





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Item 5.  Other Events

         U S WEST,  Inc.  issued a press release in the form attached  hereto as
Exhibit 99 regarding a new definitive agreement to merge the United States cellular and PCS interests of U S WEST Media Group into AirTouch Communications.

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Item 7.  Exhibits
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Exhibit     Description

99          Press Release issued January 29, 1998 entitled "AirTouch and U S WEST Media Group Announce
            New $5.7 Billion Plan to Merge U.S. Wireless Interests."
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 U S WEST, Inc.

                                 /s/ STEPHEN E. BRILZ

                                 By:______________________________
                                 Stephen E. Brilz
                                 Assistant Secretary

Dated January 29, 1998